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                                 EXHIBIT (5)(a)

                              FORM OF APPLICATION

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[LOGO]

Product: Transamerica Opportunity Builder
Flexible Premium Variable Annuity Application
Overnight Address: 4333 Edgewood Rd NE, Cedar Rapids, IA 52499
Service Office Address: P.O. Box 3183, Cedar
Rapids, IA 52406-3183
1-800-525-6205

Annuity Contract Information

Initial Premium $
                 ----------------------------------
Source of Funds:
[ ] Initial [ ] Qual. Transfer [ ] Qual. Rollover [ ] 1035
Type of Plan:
[ ] Non-Qualified
[ ] Qualified
     [ ] IRA [ ] SEP [ ] Roth IRA
Tax year for which IRA contribution is being made:
                                                  ----------
     [ ] 403(b) TSA  [ ] 401(k) [ ] 401(a) [ ] Other

Owner Information

(If no Annuitant is specified, the Owner will be the Annuitant.)
If a trust is named as the Owner or Beneficiary, please provide the Trustee Certification Form.

First Name:
            ---------------------------------------
Last Name:
            ---------------------------------------
Address:
            ---------------------------------------
City, State:
            ---------------------------------------
Zip:                   Telephone:
    ------------------           ------------------
Date of Birth:                   [ ] Female [ ] Male
              -----------------
SS#/TIN:
        -------------------------------------------
E-mail Address:
               ------------------------------------
               (optional)
Joint Owner(s)

First Name:
            ---------------------------------------
Last Name:
            ---------------------------------------
Address:
            ---------------------------------------
City, State:
            ---------------------------------------
Zip:                   Telephone:
    -------------------          ------------------
Date of Birth:                   [ ] Female [ ] Male
              ------------------
SS#/TIN:

Annuitant  Complete only if different from Owner.

First Name:
            ---------------------------------------
Last Name:
            ---------------------------------------
Address:
            ---------------------------------------
City, State:
            ---------------------------------------
Zip:                   Telephone:
    ------------------           ------------------
Date of Birth:                  [ ] Female [ ] Male
              ------------------
SS#/TIN:
            ---------------------------------------

Beneficiary(ies) Designation

Name:                                     [ ] Primary
     ---------------------------  ------
Relationship:                           % [ ] Contingent
             -------------------  ------
Name:                                     [ ] Primary
     ---------------------------  ------
Relationship:                           % [ ] Contingent
             -------------------  ------
Name:                                     [ ] Primary
     ---------------------------  ------
Relationship:                           % [ ] Contingent
             -------------------  ------
Name:                                     [ ] Primary
     ---------------------------  ------
Relationship:                           % [ ]  Contingent
             -------------------  ------
Name:                                     [ ] Primary
     ---------------------------  ------
Relationship:                           % [ ] Contingent
             -------------------  ------

Benefit Selections

Guaranteed Income Benefit:

Managed Annuity Program (MAP)
[ ] Yes
[ ] No

Guaranteed Death Benefits:

Once the Death Benefit is selected your selection cannot be changed after the policy has been issued. If no option is selected, "Return of Premium" option will apply.

[ ]  Return of Premium Death Benefit
[ ]  Annual Step-Up Death Benefit
[ ]  Enhanced Death Benefit

In addition you may choose one of the following benefits:

[ ] Beneficiary Earnings     OR         [ ] Beneficiary Earnings
    Enhancement (BEE)                       Enhancement - EXTRA
                                           (BEE-Extra)
                                           [ ]50%  [ ]75%


Additional Programs

In addition you may choose one of the following programs:

Liquidity Feature          OR      Premium Enhancement Feature
[ ] Yes                            [ ] Yes
[ ] No                             [ ] No


RBKVA-APP 11/01                                                              STD
                                                               TA Opp Bldr 11/02

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Portfolio Investment Strategy

[ ] Lump Sum Investment Program
    I elect to allocate 100% of my lump sum contribution directly into the sub-accounts according to the percentages listed in the Lump Sum Allocation Column.

[ ] Dollar Cost Averaging (DCA) Program
    I elect to allocate 100% of my contribution into the DCA program as defined in the DCA Allocation Column.

[ ] Combined Lump Sum/DCA Program
    I elect to allocate as follows: (must total 100% of contribution)

    % as a lump sum contribution as indicated in the Lump Sum Allocation Column.
----
    % in the DCA program as defined by the DCA Allocation Column.
----
DCA Instruction Section:

Enhanced DCA Program                       Standard DCA Program             Frequency for Standard DCA Program:
Transfer From:                             Transfer From:                   Monthly:   [ ] 6 Mo.  [ ] 12 Mo.  [ ] Other:_______
[ ] 6 Month Enhanced Fixed DCA Account     [ ] Standard Fixed DCA Account   Quarterly: [ ] 4 Qtr. [ ] Other:_______
[ ] 12Month Enhanced Fixed DCA Account     [ ] Money Market Sub-account

The DCA Allocation Column in the Portfolio Allocation section below must be completed when a DCA Program is elected. There is a $500 minimum transfer amount for the DCA Program.

[ ] Guaranteed Principal Plus Program

Transfer interest only from: [ ] 1 Yr. Guaranteed Fixed Account     [ ] 3 Yr. Guaranteed Fixed Account
                             [ ] 5 Yr. Guaranteed Fixed             [ ] 7 Yr. Guaranteed Fixed Account
                             Frequency:
                             [ ] Annually [ ] Semi-Annually

Guaranteed Principal Plus Program available when 100% of your contributions is invested in the fixed accounts listed above. Please indicate your interest transfer allocation in the Lump Sum Allocation Column below. If other interest only transfer programs are preferred, please complete the Optional Service Form.

Portfolio Allocation

Lump Sum                                                     DCA
Allocation                                                   Allocation
      %  AIM V.I. Basic Value Fund - Series II                      %
------                                                        ------
      %  AIM V.I. Mid Cap Core Equity Fund - Series II              %
------                                                        ------
      %  AIM V.I. Growth Fund - Series II                           %
------                                                        ------
      %  Capital Guardian Value                                     %
------                                                        ------
      %  Capital Guardian U.S. Equity                               %
------                                                        ------
      %  Capital Guardian Global                                    %
------                                                        ------
      %  Colonial Small Cap Value Fund, Variable Series             %
------                                                        ------
      %  Dreyfus Mid Cap                                            %
------                                                        ------
      %  Federated Growth & Income                                  %
------                                                        ------
      %  Fidelity - VIP Growth Portfolio -
------   Service Class 2                                            %
                                                              ------
      %  Fidelity - VIP Investment Grade Bond
------   Portfolio - Service Class 2                                %
                                                              ------
      %  Fidelity - VIP Mid Cap Portfolio - Service Class 2         %
------                                                        ------
      %  Franklin Small Cap Fund - Class 2                          %
------                                                        ------
      %  Franklin Small Cap Value Securities Fund-
------   Class 2                                                    %
                                                              ------
      %  Janus Aspen - Worldwide Growth Portfolio -
------   Service Shares                                             %
                                                              ------
      %  Liberty Select Value Fund, Variable Series                 %
------                                                        ------
      %  MFS High Yield                                             %
------                                                        ------

Lump Sum                                                     DCA
Allocation                                                   Allocation
      %  Mutual Shares Securities Fund - Class 2                    %
------                                                        ------
      %  PIMCO Total Return                                         %
------                                                        ------
      %  T. Rowe Price Equity Income                                %
------                                                        ------
      %  T. Rowe Price Growth Stock                                 %
------                                                        ------
      %  Templeton Foreign Securities Fund - Class 2                 %
------                                                        ------
      %  Third Avenue Value                                         %
------                                                        ------
      %  Transamerica Equity                                        %
------                                                        ------
      %  Transamerica Growth Opportunities                          %
------                                                        ------
      %  Transamerica Money Market                                  %
------                                                        ------
      %  Transamerica U.S. Government Securities                    %
------                                                        ------
      %  Van Kampen Emerging Growth                                 %
------                                                        ------
      %  Wanger U.S. Smaller Companies                              %
------                                                        ------
      %                                                              %
------   ----------------------------------------             ------
      %                                                              %
------   ----------------------------------------             ------
      %  1 Year Guaranteed Fixed Account                         N/A%
------                                                        ------
      %  3 Year Guaranteed Fixed Account                         N/A%
------                                                        ------
      %  5 Year Guaranteed Fixed Account                         N/A%
------                                                        ------
      %  7 Year Guaranteed Fixed Account                         N/A%
------                                                        ------
   100%                                                          100%
------                                                        ------
Total for Lump                                            Total for DCA
Sum Allocation                                            Allocation

RBKVA-APP 11/01

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Automatic Portfolio Rebalancing

I elect to rebalance the variable accounts according to your Portfolio Allocation automatically, indicate how often by selecting the frequency below (Not available with DCA). If you would like to rebalance to a mix other than the indicated Lump Sum Portfolio Allocation, please complete the Optional Services Form.
[ ] Quarterly [ ] Semi-Annually [ ] Annually

Telephone Transfer Authorization

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line. (Check one selection only):
[ ] Owner(s) only   [ ] Owner(s) and Owner's Registered Representative

Signature(s) of Authorization Acceptance

..    Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

..    To the best of my knowledge and belief, my answers to the questions on this application are correct and true.

..    I am in receipt of a current prospectus for this annuity.

..    This application is subject to acceptance by the Insurance Company. If this application is rejected for any reason, the Insurance Company will be liable only for return of premiums paid.

[ ] Check here if you want to be sent a copy of "Statement of Additional
    Information".

Will this annuity replace or change any existing annuity or life insurance?
[ ] No  [ ] Yes (If yes, complete the following.)

Company:
        ----------------------------------------------------
Policy No.:
           -------------------------------------------------

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

For applicants in the following states:
IA or LA:

Do you have any existing policies or contracts?     [ ] No  [ ] Yes

(If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities.")

Did the agent/registered representative present and leave the applicant
insurer-approved sales material?                    [ ] No  [ ] Yes

Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

Signed at:
          ---------------------------------------------------
           City                 State          Date

Owner(s) Signature:
                   ------------------------------------------
Joint Owner(s) Signature:
                         ------------------------------------
Annuitant Signature: (if not Owner)
                                   --------------------------

Agent Information

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
[ ]  No  [ ] Yes (If Yes, complete any state replacement requirements.)

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:
                                   ----------------------------------
Please print First Name:
                        ---------------------------------------------
Please print Last Name:
                       ----------------------------------------------
Signature:
          -----------------------------------------------------------
Rep Phone #
           ----------------------------------------------------------
SS# / TIN:
              -------------------------------------------------------
Registered Rep/Licensed Agent Email Address (optional):

---------------------------------------------------------------------

Florida  Agent License No.:
                           ------------------------------------------
Firm Name:
           ----------------------------------------------------------
Firm Address:
             --------------------------------------------------------

For Registered Representative Use Only - Contact your home office for program information.

[ ] Option A  [ ] Option B  [ ] Option C  [ ] Option D

(Once selected, program cannot be changed)

Special Remarks:
                -----------------------------------------------------

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RBKVA-APP 11/01

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For applicants in Florida

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For applicants in Arkansas and Pennsylvania

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For applicants in Kentucky

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For applicants in Louisiana

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Tennessee

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Arizona

Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

Annuity Commencement Date:
                          -------------------------------------------
Recommended annuitant age 701/2 for qualified and annuitant age 85 for nonqualified. Annuity Commencement Date cannot be later than the Annuitant's 98th birthday.

For applicants in all states except Connecticut, New Jersey, Pennsylvania, Vermont, Virginia and Washington

When funds are allocated to Fixed Options Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guaranteed Period.